Trade and other receivables and other assets	12 Months Ended
Dec. 31, 2021
Trade and other receivables and other assets
Trade and other receivables and other assets

15 Trade and other receivables and other assets

in EUR k	Dec 31, 2021	Dec 31, 2020
Non‑current
Other assets—Rental deposits	2,922	1,867
Other assets—Others	50	100
	2,972	1,967
Current
Trade receivables	21,065	25,656
Contract assets	3,272	3,543
Other assets	5,453	8,286
	29,790	37,485
Total non-current and current trade and other receivables and other assets	32,762	39,452

Other non-current assets

The non-current portion of other assets mainly include cash deposit of EUR 2,250k, used to secure a bank guarantee of EUR 3,000k, relating to the leases of Rostock headquarters building, cash deposits of EUR 193k, used to secure a bank guarantee of EUR 257k, relating to the leases of Berlin office, cash deposits of EUR 289k relating to the leases of other offices and laboratories located in Germany and EUR 190k for the leases of certain plant and machineries. It also includes the non-current part of the consideration receivable for the sale of LPC of EUR 50k (see note 8.2).

Trade receivables

Trade receivables are non-interest bearing and are generally due in 30 to 90 days. In general, portfolio-based expected credit loss allowances are recognized on trade receivables and contract assets (see note 21.2).

Other current assets

Other current assets include VAT receivables of EUR 253k (2020: EUR 226k), prepaid expenses of EUR 3,346k (2020: EUR 4,431k), receivables related to exercised share-based payment grants of EUR 116k (2020; EUR 1,253k), receivables related to COVID-19 bank or credit card transactions of EUR 612k (2020: EUR 1,076k), as well as receivables from grants of EUR Nil (2020: EUR 442k).